THIRD AVENUE TRUST

                             THIRD AVENUE VALUE FUND
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      THIRD AVENUE INTERNATIONAL VALUE FUND

                        SUPPLEMENT DATED DECEMBER 7, 2005
       TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2005

EFFECTIVE DECEMBER 7, 2005, THE FOLLOWING INFORMATION REPLACES THE INFORMATION IN THE FIRST PARAGRAPH UNDER THE HEADING PORTFOLIO TRADING PRACTICES, ON PAGE 33:

Under each Fund Advisory Agreement between the Trust and the Adviser, the Adviser is not obligated to maintain a trading desk to assist in selecting brokers and dealers or to execute portfolio transactions. In placing portfolio transactions with brokers and dealers, the Adviser seeks best execution which consists of an effort to obtain satisfactory service in the execution of orders at the most favorable prices (which in the case of principal transactions, include a mark-up or markdown and in the case of brokerage transactions, at reasonable commission rates). In the experience of the Adviser, it is often able to obtain at least as favorable prices and execution after commission through its affiliated brokers, including where those brokers execute through an ECN acting as an exchange or with a primary market maker. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the ability and willingness of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are to a large degree qualitative in nature and are also weighed by management in determining the overall reasonableness of brokerage commissions paid. In allocating any such portfolio brokerage, the Adviser considers any research, statistical and other factual information provided by various brokers from time to time to the Adviser, although the Adviser does not have, and does not intend to enter into any formal soft dollar arrangements with broker-dealers on a prospective basis. Such information as is received from time to time is available to the Adviser for the benefit of all clients, not just the clients paying the commissions on any particular trades. Under its Advisory Agreement with the Trust, the Adviser has discretion to pay a greater amount of commission if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Adviser to the Portfolio. The Adviser will monitor any such payments to ensure that they are reasonable in relation to the information and/or services being provided.